AMENDED AND RESTATED REVOLVING NOTE
               -----------------------------------

$20,000,000                             Edison, New Jersey
                                        May 6, 1996
                                        as of June 6, 1994

     FOR VALUE RECEIVED, the undersigned, E&B MARINE INC., a Delaware corporation, CENTRAL MARINE SUPPLY INC., a New Jersey corporation, E & B MARINE SUPPLY, INC., a New Jersey corporation, E & B MARINE SUPPLY, INC., a Maryland corporation, E&B MARINE SUPPLY (FLORIDA) INC., a Delaware corporation, JAMES BLISS & CO., INC., a Massachusetts corporation, GOLDBERGS' MARINE DISTRIBUTORS, INC., a Delaware corporation, SEA RANGER MARINE INC., a Delaware corporation and KRISTA CORPORATION, a Delaware corporation (collectively, the "Companies"), hereby unconditionally and jointly and severally promise to pay on May 31, 1998 to the order of United Jersey Bank (the "Bank"), at its office located at 210 Main Street, Hackensack, New Jersey 07602, in lawful money of the United States of America and in immediately available funds, the principal amount of the lesser of (a) TWENTY MILLION DOLLARS ($20,000,000) and (b) the aggregate unpaid principal amount of all Revolving Loans made by the Bank to the undersigned pursuant to subsection 2.1 of the Credit Agreement referred to below. The undersigned further jointly and severally agree to pay interest in like money at such office on the unpaid principal amount hereof from time to time from the date hereof at the variable rate per annum equal to 3/4 of 1% above the "Floating Base Rate" (as defined below), as such rate of interest may be increased as provided in Section 10 of the Credit Agreement. Interest shall be payable in arrears on each Interest Payment Date, commencing on the first such date to occur after the date hereof and upon payment (including prepayment) in full of the unpaid principal amount hereof. The holder of this
Note is authorized to endorse the date and amount of each Revolving Loan made pursuant to subsection 2.1 of the Credit Agreement and the date and amount of each payment or prepayment of principal with respect thereto on the schedule annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsements shall constitute conclusive evidence of the accuracy of the information endorsed in the absence of manifest error, provided that failure by the Bank to make any such endorsement on this Note or any error with respect to such endorsement shall not affect the obligations of any Company under this Note, the Credit Agreement or any other Credit Document.

     For the purposes hereof, the "Floating Base Rate" shall mean the floating rate of interest established from time to time by the Bank as its "floating base rate". The Floating Base Rate is determined from time to time by the Bank as a means of pricing some loans to its customers and is neither tied to any external rate of interest or index, nor does it necessarily reflect the lowest rate of interest actually charged by the Bank to any particular class or category of customers of the Bank.

     This Note (i) is the Revolving Note referred to in the Credit Agreement dated as of June 6, 1994, as amended by the First Amendment of Credit Agreement, Security Agreement and Pledge Agreement dated as of September 12, 1994, the Second Amendment of Credit Agreement dated as of March 8, 1995, the Third Amendment of Credit Agreement dated as of October 27, 1995, a letter agreement dated November 13, 1995, the Fifth Amendment of Credit Agreement dated as of December 22, 1995 and the Sixth Amendment of Credit Agreement dated as of the date hereof (collectively, and as further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among the
                                 ----------------
Companies and the Bank, (ii) is entitled to the benefits of the Credit Agreement, (iii) is secured as provided in the Credit Agreement, (iv) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement and (v) is subject to late charges as provided in the Credit Agreement. Capitalized terms used herein but not otherwise defined shall have the meanings given them in the Credit Agreement.

     Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided therein.

     This Note has been executed and delivered by the Companies and accepted by the Bank in substitution and replacement for, but not in payment, satisfaction or cancellation of the Indebtedness outstanding under, the Revolving Note dated June 6, 1994 executed by the Companies in favor of the Bank.

     THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND
INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
NEW JERSEY.

                              E&B MARINE INC., a Delaware
                              corporation



                              By:/s/Walfrido A. Martinez
                                 ---------------------------
                                 Name:  Walfrido A. Martinez
                                 Title: Senior Vice President and
                                        Chief Financial Officer

                              CENTRAL MARINE SUPPLY INC., a New
                              Jersey corporation



                              By:/s/Walfrido A> Martinez
                                 ---------------------------
                                 Name:  Walfrido A. Martinez
                                 Title: Vice President and Chief
                                        Financial Officer


                              E & B MARINE SUPPLY, INC., a New
                              Jersey corporation



                              By:/s/Walfrido A. Martinez
                                 ---------------------------
                                 Name:  Walfrido A. Martinez
                                 Title: Vice President and Chief
                                        Financial Officer


                              E & B MARINE SUPPLY, INC.,  a
                              Maryland corporation



                              By:/s/Walfrido A. Martinez
                                 ---------------------------
                                 Name:  Walfrido A. Martinez
                                 Title: Vice President and Chief
                                        Financial Officer


                              E&B MARINE SUPPLY (FLORIDA) INC., a
                              Delaware corporation



                              By:/s/Walfrido A. Martinez
                                 ---------------------------
                                 Name:  Walfrido A. Martinez
                                 Title: Vice President and Chief
                                        Financial Officer

                              JAMES BLISS & CO., INC., a
                              Massachusetts corporation



                              By:/s/Walfrido A. Martinez
                                 ---------------------------
                                 Name:  Walfrido A. Martinez
                                 Title: Vice President and Chief
                                        Financial Officer


                              GOLDBERGS' MARINE DISTRIBUTORS,
                              INC., a Delaware corporation



                              By:/s/Walfrido A. Martinez
                                 ---------------------------
                                 Name:  Walfrido A. Martinez
                                 Title: Vice President and Chief
                                        Financial Officer


                              SEA RANGER MARINE INC., a Delaware
                              corporation



                              By:/s/Walfrido A. Martinez
                                 ---------------------------
                                 Name:  Walfrido A. Martinez
                                 Title: Vice President and Chief
                                        Financial Officer


                              KRISTA CORPORATION, a Delaware
                              corporation



                              By:/s/Walfrido A. Martinez
                                 ---------------------------
                                 Name:  Walfrido A. Martinez
                                 Title: Vice President and Chief
                                        Financial Officer

                                                               Schedule
                                                               to Note
                                                               -------

                        LOANS AND PAYMENTS
                 WITH RESPECT TO REVOLVING LOANS
                 -------------------------------

                                                  Unpaid
                                                  Principal
          Amount of         Amount of           Balance of
          Revolving         Revolving           Revolving        Notation
Date      Loans Made        Loans Paid          Loans            Made by
____      ____________      ______________      _____________    __________
____      ____________      ______________      _____________    __________
____      ____________      ______________      _____________    __________
____      ____________      ______________      _____________    __________
____      ____________      ______________      _____________    __________
____      ____________      ______________      _____________    __________
____      ____________      ______________      _____________    __________
____      ____________      ______________      _____________    __________
____      ____________      ______________      _____________    __________
____      ____________      ______________      _____________    __________
____      ____________      ______________      _____________    __________
____      ____________      ______________      _____________    __________
____      ____________      ______________      _____________    __________
____      ____________      ______________      _____________    __________
____      ____________      ______________      _____________    __________
____      ____________      ______________      _____________    __________
____      ____________      ______________      _____________    __________
____      ____________      ______________      _____________    __________
